                 FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT
                 ---------------------------------------------

    THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (the "AMENDMENT"), dated as of July 11, 1997, is entered into by and between CHIRON
CORPORATION (the "BORROWER") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "BANK").

                                   RECITALS
                                   --------

    A. The Borrower and the Bank are parties to a Revolving Credit Agreement dated as of July 12, 1996 (the "CREDIT AGREEMENT") pursuant to which the Bank has extended certain credit facilities to the Borrower.

    B. The Borrower has requested that the Bank agree to a certain amendment of the Credit Agreement.

    C. The Bank is willing to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

    NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

    1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

    2. AMENDMENT TO CREDIT AGREEMENT. Paragraph 1 of the Credit Agreement shall be amended and restated in its entirety so as to read as follows:

         1. THE ADVANCES. Subject to and upon the terms and conditions set forth herein, the Bank agrees to make advances (the "ADVANCES") to the Borrower at any time and from time to time prior to August 11, 1997 (the "EXPIRY DATE"); provided, however, that the aggregate principal amount of Advances outstanding shall at no time exceed U.S. $100,000,000 (the "COMMITMENT").

    3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Bank as follows:

         (a) No Event of Default or condition, event or act which, with the giving of notice or lapse of time, or both, would constitute an Event of Default has occurred and is continuing.

         (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any governmental authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

         (c) All representations and warranties of the Borrower contained in the Credit Agreement are true and correct.

         (d) The Borrower is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Bank or any other person.

    4. EFFECTIVE DATE. This Amendment will become effective as of the date first above written (the "EFFECTIVE DATE"), PROVIDED THAT the Bank has received from the Borrower a duly executed original (or, if elected by the Bank, an executed facsimile copy) of this Amendment.

    5. RESERVATION OF RIGHTS. The Borrower acknowledges and agrees that the execution and delivery by the Bank of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Bank to execute similar amendments under the same or similar circumstances in the future.

    6.   MISCELLANEOUS.

         (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

         (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

         (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

         (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Bank of a facsimile transmitted document purportedly bearing the signature of the Borrower shall bind the Borrower with the same force and effect as the delivery of a hard copy original. Any failure by the Bank to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document which hard copy page was not received by the Bank.

         (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto.

         (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

         (g) Borrower covenants to pay to or reimburse the Bank, upon demand, for all reasonable costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.



                                       CHIRON CORPORATION

                                       By: /s/ JE Kent
                                          -------------------
                                       Title: VP, Treasurer


                                       BANK OF AMERICA NATIONAL TRUST
                                       AND SAVINGS ASSOCIATION

                                       By: /s/ Kevin McMahon
                                          -------------------
                                       Title: Managing Director